Supplement dated November 15, 2000 to Prospectus dated May 1, 2000





STRATTON MUTUAL FUNDS

Stratton Growth Fund, Inc.
Stratton Monthly Dividend REIT Shares, Inc.
Stratton Small-Cap Value Fund




The following information replaces and supersedes any contrary information contained in the Funds' Prospectus.

The "Signature guarantees" sub-section under "HOW TO REDEEM FUND SHARES" on page 16 of the Prospectus is amended as follows:

The funds may require additional documentation, or medallion signature guarantees on any redemptions if proceeds are to be paid to someone other than the account holder, when redemption proceeds are to be wired to a bank, requests to transfer share registration, or when redemption proceeds are to be sent to an address other than the account holder's. A medallion signature guarantee helps protect against fraud. You can obtain one from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents
Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and
New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please call
(800) 472-4266 for any questions on obtaining a medallion signature guarantee.





YOU SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE.





STN-ST-11/00